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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report December 11, 1998

                                 AMERIPATH, INC.
             (Exact name of registrant as specified in its charter)

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
              Delaware                           000-22313                           65-0642485
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    (State or other jurisdiction                (Commission                       (I.R.S. Employer
 of incorporation or organization)              File Number)                    Identification No.)

                           7289 Garden Road, Suite 200
                             Riviera Beach, FL 33404
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          (Address, including zip code, of principal executive office)

                                 (561) 845-1850
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               Registrant's telephone number, including area code

                                 NOT APPLICABLE
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   (Former name, former address and fiscal year, if changed since last report)
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Item 5.  OTHER EVENTS

On November 23, 1998, the Company announced that it had received a request for a refund of $2.95 million from Medicare Program Safeguards ("MPS"). The Company also stated that it disputes the findings and had requested an expedited conference and hearing on the matter.

On December 10, 1998, the Company announced that in light of the additional information provided, MPS has decided not to hold the company liable for the alleged overpayment.

Copies of the Company's press releases regarding these matters and the related letters from MPS are attached as Exhibits to this report and are incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

               99.1 Letter from Medicare Program Safeguards Benefits Integrity, dated November 10, 1998
               99.2  Press Release, dated November 23, 1998.
               99.3 Letter from Medicare Program Safeguards Benefits Integrity, dated December 10, 1998
               99.4  Press Release, dated December 10, 1998.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERIPATH, INC.
                                     -------------------------------------------
                                     (Registrant)


                                     By:   /s/  ROBERT P. WYNN
                                     -------------------------------------------
                                     Robert P. Wynn
                                     Executive Vice President and
                                     Chief Financial Officer

December 11, 1998


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                                  EXHIBIT INDEX

Exhibits

99.1 Letter from Medicare Program Safeguards Benefits Integrity, dated November 10, 1998
99.2  Press Release, dated November 23, 1998.
99.3 Letter from Medicare Program Safeguards Benefits Integrity, dated December 10, 1998
99.4  Press Release, dated December 10, 1998.